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[logo] M F S(R)
INVESTMENT MANAGEMENT

[graphic omitted]

               MFS(R) TECHNOLOGY
               FUND
               ANNUAL REPORT o AUGUST 31, 2001

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        YOU CAN RECEIVE THIS REPORT VIA E-MAIL. See page 34 for details.
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TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  9
Portfolio of Investments .................................................. 13
Financial Statements ...................................................... 17
Notes to Financial Statements ............................................. 24
Independent Auditors' Report .............................................. 32
Trustees and Officers ..................................................... 37

MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC, MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.

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   NOT FDIC INSURED            MAY LOSE VALUE             NO BANK GUARANTEE
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

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
The unprecedented events of September 11 have shaken us all. Yet, as a nation, we have always come together in the face of adversity, and we see this happening everywhere around us again today. Our thoughts and prayers go out to the thousands of people affected by this tragedy. No words can lessen the country's pain and suffering, and words alone cannot provide solace during this time of national mourning. An event of this magnitude cannot help but provide us perspective, and through that perspective, resolve.

While it is too soon to draw conclusions given the uncertainty surrounding the financial markets, we believe it is important for you to know MFS' thoughts and details on how we are responding to this tragedy.

The effects on the financial markets:

o Our financial markets are built on a foundation of confidence. While there are ample reasons for concern today, confidence in the long-term health of the U.S. economy remains warranted. We believe investors who keep a long-term perspective will find their patience justified. The fabric of the U.S. economy is thousands of businesses, and they are still creating, innovating, producing, and persevering through this tragedy. Of course, there may be disruptions in the short term, but we have complete faith in the strength of the U.S. economy over the long haul.

o The U.S. economy historically has proven resilient through a variety of challenges. We are confident it will do so again. While no recent event compares with this national tragedy, the United States has faced major crises before, including wars, oil embargoes, recessions, and a savings and loan crisis. Through it all, the U.S. economy remained the most powerful in the world.

o On September 17, the U.S. Federal Reserve Board (the Fed) cut interest rates for the eighth time this year in an effort to bolster the economy. The Fed also responded quickly and aggressively, in tandem with central banks around the world, to keep the world's monetary system liquid. That will help maintain the stability of our banking system. The public has also remained calm, and there has been no rush to withdraw money on deposit in our financial institutions. While there have been some short-term technological challenges for some financial services companies, the bond markets' reopening on Thursday, September 13, demonstrated the resiliency of our financial markets.

o In light of the Federal Reserve Board's actions, we believe short-term interest rates will remain low and stay significantly below the yields paid by long-term fixed-income securities. There has been a flight to quality, a phenomenon that has occurred many times in the past during periods of uncertainty. Investors naturally shift their money into safer, more highly rated bonds. Concerns about the creditworthiness of some issuers will put pressure on certain sectors of the corporate and high-yield bond markets. But at MFS(R) we believe many companies still have strong balance sheets and solid cash flows. As a result, we think there will be opportunities in the bond markets for selective investors.

o It is too early to determine this tragedy's impact on the nation's gross domestic product (GDP) growth. Economic growth had already slowed significantly during the past 18 months. Corporate earnings, in general, have been weak, and the U.S. equity markets have experienced a prolonged period of poor performance in virtually every sector. Without doubt, before this crisis stock prices had been approaching more reasonable levels. But there still does not appear to be any catalyst on the horizon that could help stock prices rebound quickly. Still, we remain positive because history has demonstrated that no crisis, not even the most severe, has ever stopped the engine that drives the long-term growth of the United States economy.

How MFS is responding:

o Our job as an investment management firm is to keep an eye on the long term and not to overreact to short-term events, even when they are devastating and tragic. In all environments, we continue to apply MFS Original Research(R), our fundamental, bottom-up method of analyzing securities. That is what we have continued to do in the aftermath of this horrific event. Portfolio managers and research analysts from our equity and fixed-income departments are meeting to share information, to discuss the impact of these events on companies and industries, and to determine prudent strategies for responding to the uncertainty in the markets. By thoroughly comprehending the effects of the crisis on individual companies, we believe we can better understand the impact it will have on the economy as a whole.

o While many media outlets have suggested that certain industries, such as airlines and insurance, will be adversely affected, we believe it is better to exercise caution and not rush to quick assessments. As always, situations can be more complex than they initially appear. Speculators will use today's uncertainty to make "bets" on the short-term outcomes of this crisis. At MFS, we believe it is more prudent to proceed with a disciplined approach that focuses on the long term. That is the strategy we continue to maintain for all of our portfolios.

o MFS offers a full complement of domestic and international investment portfolios that pursue a variety of objectives and apply a range of investment styles. During this period of uncertainty, certain portfolios may respond more positively, while others may experience underperformance. But all of our portfolios will remain focused on their stated objectives. We know that our investors have put their money in certain portfolios because they believe in a particular long-term strategy or investment style, and we intend to keep our portfolios true to their stated investment philosophies and disciplines.

At times like these, your investment professional can provide the best analysis on how these events may affect your financial circumstances. At MFS, we remain confident that investors are generally best served, as past crises have demonstrated, when they keep focused on the long term and stay diversified across a variety of investments. We are fully committed to helping you achieve that objective. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    September 18, 2001

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RETURNS.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of David E. Sette-Ducati]
     David E. Sette-Ducati

For the 12 months ended August 31, 2001, Class A shares of the fund provided a total return of -61.02%, Class B shares -61.28%, Class C shares -61.27%, and Class I shares -60.69%. These returns include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges and compare to a return over the same period of -65.59% for the fund's benchmark, the Merrill Lynch 100 Technology Index. The Merrill Lynch 100 Technology Index is a modified equal-weighted index that consists of 100 U.S.- traded technology companies. The components of the index are based on market capitalization ranking and need to have over $12.5 million in daily trading volume to qualify. During the same period, the average science and technology fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -65.24%.

Q.  WHAT DROVE THE FUND'S NEGATIVE PERFORMANCE?

A. Performance over the period was dramatically negative because company fundamentals such as earnings and cash flow continued to weaken in virtually every area of technology. We experienced the bursting of an investment bubble that, in our view, was driven by classic factors of excess: overzealous economic and profit predictions; excessive capital spending, driven by high-risk telecommunications services companies, speculative dot.coms, and old economy companies fearful of being left behind in a "new economy"; innovative, yet over-hyped new technologies and technological solutions; and lenient public and private capital markets. No area of technology was spared as companies and individuals cut spending on technology.

    This downward spiral was exacerbated by deteriorating economic conditions, which led to a swifter-than-anticipated slowing of demand. This was initially registered in the late fall of 2000, when several leading high-tech companies began to cite sudden drops in orders. As a result of the sudden slowdown, many companies were unable to adapt quickly and found themselves with excess capacity and inventory. This placed significant pressure on profits, especially during the first half of 2001. Firms in communications equipment, semiconductors, networking, and servers all suffered.

    Of course, some parts of technology have been worse off than others, and we have tried to avoid those weak spots. Telecom services and the related technology food chain (hardware, software, and components) are probably the best poster children for the period of excess we experienced. In our view, the problems we have seen in telecom reflect a classic supply/demand imbalance -- driven, in this case, by the willingness of the private and public capital markets, in the late 1990s, to fund excessively optimistic construction of networks by both incumbent telecom providers and new competitors. We believe we did a good job of avoiding telecom services stocks in the fund; we did, however, have modest exposure to some telecom equipment and software vendors that were not immune to the slowdown.

    For a time, some other areas of technology remained bright spots for investors, notably storage technologies and Internet security. In the first and second quarters of 2001, however, even those bastions were overrun by the general market downturn.

Q.  HOW HAS THE FUND RESPONDED TO THIS DOWNTURN?

A. In a very weak fundamental environment such as we have experienced, we believe our job is to lay the foundation for potentially strong performance if the sector does recover. Historically, the market has tended to begin a recovery some months in advance of the economy. Our experience has been that investors who are not on board at the bottom risk missing some of the best returns in a recovering market -- and that the timing of a market bottom is impossible to know, except in hindsight.

    Accordingly, our approach over the period has been to search for opportunities amid the downturn, in companies that our research indicates have strong long-term prospects. The potential risk is that we may be early and that a stock may go down in the short term. But as long-term investors, we think being early may position us to participate in some strong returns when the technology cycle turns up again.

Q.  WHERE HAVE YOU FOUND OPPORTUNITIES?

A. The technology market has been very volatile over the past year and we have had several instances where stocks have been oversold. We have focused on upgrading the quality of our portfolio, with an emphasis on investing in companies we feel will be tech leaders of the future. We found some of the best opportunities to do this surfaced in the early spring and late summer of 2001, when tech selling was rampant. We also felt that expectations had come down dramatically enough during the year that some companies had reached reasonable valuations.

    Opportunities have tended to be company rather than industry specific, with no single industry standing out as a strong area for investment. Holdings that we added to over the period included software firms VERITAS Software, BEA Systems, and VeriSign, as well as data storage firm QLogic and wireless equipment manufacturer Nokia.

Q.  WHAT IS YOUR OUTLOOK FOR THE TECHNOLOGY SECTOR?

A. Looking ahead, we feel the short-term outlook for technology remains uncertain, as business capital investment will remain weak as long as corporate profits are under pressure. When we talk to company managements, the overwhelming story has been that near-term visibility -- the ability to project business results such as earnings and cash flow -- is very poor. Our current expectation is that the economy may bottom and begin to move upward sometime in the next six to 18 months, but we feel a more accurate estimate would be very difficult to make at this point. The boom of the late 1990s created a great deal of excess capacity in technology-related industries, and much of that will need to be absorbed before those businesses expand again.

    We're also concerned about consumer spending, which accounts for about two-thirds of gross domestic product (GDP). This area of the economy has so far held up much better than corporate spending, and a pullback by consumers could be very problematic. We see the Federal Reserve Board's (the Fed's) program of interest rate cuts as a positive factor, but the effect of those cuts may take some time to be felt. It is still possible that the economy, and particularly the already-volatile technology sector, could get worse before it gets better.

    The good news, however, is that we do believe that long-term investors in technology may be rewarded for their patience. In our experience, technology has always been a cyclical sector, although its strong performance from about 1996-1999 may have made it seem otherwise. We feel one of the main reasons to invest in the sector is that historically, it has tended to perform quite strongly on the upside. Of course, past performance is no guarantee of future results.

/s/ David E. Sette-Ducati

    David E. Sette-Ducati
    Portfolio Manager

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Note to shareholders: Effective August 1, 2001, the Merrill Lynch 100 Technology Index replaces the NASDAQ Composite Index (the NASDAQ) an unmanaged, market-weighted index of all over-the-counter common stocks traded on the National Association of Securities Dealers Automated Quotation System, as the fund's benchmark. We believe the Merrill Lynch 100 Technology Index more accurately reflects the pure technology nature of the fund, offering investors a more reliable objective measure of the fund's performance. Although the NASDAQ is popularly viewed as an indicator of "new economy" or technology issues, in fact, it includes significant nontechnology components, including stocks in sectors such as industrial goods, transportation, financial services, and retail.

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   PORTFOLIO MANAGER'S PROFILE
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   DAVID E. SETTE-DUCATI IS SENIOR VICE PRESIDENT OF MFS INVESTMENT
   MANAGEMENT(R) (MFS(R)) AND A PORTFOLIO MANAGER OF THE TECHNOLOGY, EMERGING GROWTH, AND MID-CAP GROWTH PORTFOLIOS OF OUR MUTUAL FUNDS, OFFSHORE INVESTMENT PRODUCTS, VARIABLE ANNUITIES, AND INSTITUTIONAL ACCOUNTS.

   DAVID JOINED MFS IN 1995 AS A RESEARCH ANALYST. HE BECAME INVESTMENT OFFICER IN 1997, VICE PRESIDENT IN 1999, A PORTFOLIO MANAGER IN 2000, AND SENIOR VICE PRESIDENT IN 2001.

   HE EARNED A MASTER OF BUSINESS ADMINISTRATION DEGREE FROM THE AMOS TUCK SCHOOL OF BUSINESS ADMINISTRATION OF DARTMOUTH COLLEGE AND A BACHELOR'S DEGREE FROM WILLIAMS COLLEGE. IN BETWEEN COLLEGE AND GRADUATE SCHOOL, HE WORKED AS A CORPORATE FINANCE ANALYST WITH LEHMAN BROTHERS.

   ALL EQUITY PORTFOLIO MANAGERS BEGAN THEIR CAREERS AT MFS AS RESEARCH ANALYSTS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

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This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

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   FUND FACTS
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  OBJECTIVE:                    SEEKS CAPITAL APPRECIATION.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:        JANUARY 2, 1997

  CLASS INCEPTION:              CLASS A  JANUARY 2, 1997
                                CLASS B  APRIL 14, 2000
                                CLASS C  APRIL 14, 2000
                                CLASS I  JANUARY 2, 1997

  SIZE:                         $133.4 MILLION NET ASSETS AS OF AUGUST 31, 2001

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PERFORMANCE SUMMARY

The following information illustrates the historical performance of the fund's original share class in comparison to its benchmarks. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the period from the commencement of the fund's investment operations, January 2, 1997, through August 31, 2001. Index information is from January 1, 1997.)

                MFS Technology Fund      Merrill Lynch 100     NASDAQ Composite
                    - Class A             Technology Index         Index
"1/97"               $ 9,425                  $10,000             $10,000
"8/97"                 11,81                   12,101              12,319
"8/98"                11,738                   10,277              11,662
"8/99"                19,397                   24,656              21,345
"8/00"                36,453                   49,392              32,972
"8/01"                14,211                   16,994              14,242

TOTAL RATES OF RETURN THROUGH AUGUST 31, 2001

CLASS A
                                                                1 Year       3 Years          Life*
---------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                 -61.02%       +21.07%        +50.78%
---------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge             -61.02%       + 6.58%        + 9.21%
---------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge             -63.26%       + 4.50%        + 7.83%
---------------------------------------------------------------------------------------------------

CLASS B
                                                                1 Year       3 Years          Life*
---------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                 -61.28%       +19.90%        +49.33%
---------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge             -61.28%       + 6.24%        + 8.98%
---------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge             -62.80%       + 5.41%        + 8.67%
---------------------------------------------------------------------------------------------------

CLASS C
                                                                1 Year       3 Years          Life*
---------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                 -61.27%       +19.94%        +49.37%
---------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge             -61.27%       + 6.25%        + 8.99%
---------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge             -61.65%       + 6.25%        + 8.99%
---------------------------------------------------------------------------------------------------

CLASS I
                                                                1 Year       3 Years          Life*
---------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                 -60.69%       +22.32%        +52.34%
---------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge             -60.69%       + 6.95%        + 9.45%
---------------------------------------------------------------------------------------------------

COMPARATIVE INDICES(+)
                                                                1 Year       3 Years          Life*
---------------------------------------------------------------------------------------------------
Average science and technology fund+                           -65.24%       +13.96%        + 9.06%
---------------------------------------------------------------------------------------------------
Merrill Lynch 100 Technology Index#                            -65.59%       +18.25%        +12.03%
---------------------------------------------------------------------------------------------------
NASDAQ Composite Index#                                        -56.81%       + 6.89%        + 7.87%
---------------------------------------------------------------------------------------------------
  * For the period from the commencement of the fund's investment operations, January 2, 1997, through August 31, 2001. Index information is from January 1, 1997.
(+) Average annual rates of return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 5.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

Class B and C share performance include the performance of the fund's Class A shares for periods prior to their inception (blended performance). Class B and C blended performance has been adjusted to take into account the CDSC applicable to Class B and C shares rather than the initial sales charge (load) applicable to Class A shares. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B and C shares are higher than those of Class A, the blended Class B and C share performance is higher than it would have been had Class B and C shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in foreign and emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

Investments in small or emerging growth companies is risker than investing in more-established companies.

Investments in lower-rated securities may provide greater returns but may have greater-than-average risk.

The portfolio may participate in the initial public offering (IPO) market, and a significant portion of the portfolio's returns may be attributable to investment in IPOs, which may have greater impact on performance of a portfolio while its asset base is small. There is no guarantee the portfolio will experience similar performance as its assets grow.

The portfolio will suffer a loss if it sells a security short and the value of that security rises. Because a portfolio must purchase the security it borrowed in a short sale at prevailing market rates, the potential loss is limited only by the purchase price of the security.

These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO CONCENTRATION AS OF AUGUST 31, 2001

FIVE LARGEST STOCK INDUSTRIES

                COMPUTER SOFTWARE                          31.1%
                ELECTRONICS                                25.1%
                NETWORKS & TELECOMMUNICATIONS              23.3%
                PC'S AND PERIPHERALS                        5.8%
                BROADCAST AND CABLE TELEVISION              3.9%

TOP 10 STOCK HOLDINGS

VERITAS SOFTWARE CORP.  3.1%                    NOKIA, CORP.  2.5%
Supplier of storage management software         Finnish mobile phone and network supplier

COMVERSE TECHNOLOGY, INC.  2.9%                 JUNIPER NETWORKS, INC.  2.4%
Telecommunications systems and software         Provider of routers and other Internet
manufacturer                                    infrastructure

MICROSOFT CORP.  2.8%                           DELL COMPUTER CORP.  2.4%
Computer software and systems company           Computer systems company

BEA SYSTEMS, INC.  2.6%                         EMC CORP.  2.2%
E-business infrastructure software company      Manufacturer of hardware and software for
                                                storage applications
VERISIGN, INC.  2.6%
Provider of Internet domain name registration   ADVANCED MICRO DEVICES, INC.  2.2%
and trust services                              Semiconductor manufacturer

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- August 31, 2001

Stocks - 101.1%
-------------------------------------------------------------------------------
ISSUER                                                SHARES              VALUE
-------------------------------------------------------------------------------
U.S. Stocks - 94.4%
  Business Machines - 2.0%
    Sun Microsystems, Inc.*                           19,500       $    223,275
    Texas Instruments, Inc.                           72,800          2,409,680
                                                                   ------------
                                                                   $  2,632,955
-------------------------------------------------------------------------------
  Business Services - 1.6%
    CSG Systems International, Inc.*                  28,610       $  1,313,199
    Peregrine Systems, Inc.*                          31,000            811,580
                                                                   ------------
                                                                   $  2,124,779
-------------------------------------------------------------------------------
  Cellular Phones - 1.0%
    QUALCOMM, Inc.*                                   24,000       $  1,412,400
-------------------------------------------------------------------------------
  Communication Equipment - 0.5%
    Agere Systems Inc.*                              141,300       $    720,630
-------------------------------------------------------------------------------
  Computer Hardware - Systems - 15.4%
    3Com Corp.*                                       24,900       $    102,339
    Ciena Corp.*                                     127,920          2,189,990
    Cisco Systems, Inc.*                             118,443          1,934,174
    Dell Computer Corp.*                             149,800          3,202,724
    Enterasys Networks, Inc.*                        225,700          2,290,855
    Juniper Networks, Inc.*                          231,600          3,242,400
    Network Appliance, Inc.*                         116,600          1,511,136
    NMS Communications Corp.*                          1,400              3,948
    ONI Systems Corp.*                                17,700            246,030
    QLogic Corp.*                                     83,000          2,490,830
    RF Micro Devices, Inc.*                           43,300          1,102,418
    Riverstone Networks, Inc.*                        63,929            606,047
    Tekelec Co.*                                      57,580            899,400
    Transwitch Corp.*                                 84,200            690,440
                                                                   ------------
                                                                   $ 20,512,731
-------------------------------------------------------------------------------
  Computer Software - 9.4%
    BEA Systems, Inc.*                               217,600       $  3,518,592
    Internet Security Systems, Inc.*                  24,745            386,764
    Micromuse, Inc.*                                  45,200            535,168
    Netegrity, Inc.*                                  24,120            426,924
    VeriSign, Inc.*#                                  85,056          3,491,549
    VERITAS Software Corp.*                          144,897          4,161,442
                                                                   ------------
                                                                   $ 12,520,439
-------------------------------------------------------------------------------
  Computer Software - Personal Computers - 3.6%
    Apple Computer, Inc.*                             32,300       $    599,165
    Mercury Interactive Corp.*                        17,310            467,543
    Microsoft Corp.*                                  65,900          3,759,595
                                                                   ------------
                                                                   $  4,826,303
-------------------------------------------------------------------------------
  Computer Software - Services - 3.4%
    Art Technology Group, Inc.*                      142,000       $    211,580
    CacheFlow, Inc.*                                 137,000            354,830
    CheckFree Corp.*                                  31,350            686,879
    Informatica Corp.*                                61,600            471,856
    Legato Systems, Inc.*                            176,900          1,501,881
    TIBCO Software, Inc.*                             28,800            246,816
    webMethods, Inc.*                                 85,480          1,028,324
                                                                   ------------
                                                                   $  4,502,166
-------------------------------------------------------------------------------
  Computer Software - Systems - 23.3%
    Adobe Systems, Inc.                               85,900       $  2,887,099
    BMC Software, Inc.*#                             158,900          2,542,400
    Brocade Communications Systems, Inc.*            107,900          2,594,995
    Cadence Design Systems, Inc.*                     94,000          2,066,120
    Citrix Systems, Inc.*#                            73,900          2,435,005
    EMC Corp.*#                                      196,400          3,036,344
    Extreme Networks, Inc.*                           99,880          1,595,084
    Foundry Networks, Inc.*                           49,900            546,405
    I2 Technologies, Inc.*                           306,340          2,040,224
    Inktomi Corp.*                                    34,600            137,016
    Manugistics Group, Inc.*                          49,200            576,132
    McDATA Corp.*                                    194,000          2,770,320
    Oracle Corp.*#                                    64,700            789,987
    Peoplesoft, Inc.*                                 80,000          2,758,400
    Rational Software Corp.*                         143,720          2,063,819
    Siebel Systems, Inc.*                             96,200          2,077,920
    Vitria Technology, Inc.*                          52,375            144,555
                                                                   ------------
                                                                   $ 31,061,825
-------------------------------------------------------------------------------
  Electronics - 20.6%
    Advanced Micro Devices, Inc.*                    223,600       $  3,029,780
    Analog Devices, Inc.*                             50,200          2,398,556
    Applied Micro Circuits Corp.*                     40,100            572,227
    Atmel Corp.*                                     181,100          1,736,749
    Brooks Automation, Inc.*                           8,200            355,470
    Cirrus Logic, Inc.*                              100,400          1,419,656
    Cypress Semiconductor Corp.*                      45,200            976,772
    Fairchild Semiconductor International Co.*        50,600          1,091,442
    Intersil Holding Corp.*                            3,500            131,355
    Lam Research Corp.*                               46,000          1,302,260
    Linear Technology Corp.                           60,000          2,464,800
    LSI Logic Corp.*                                 127,200          2,575,800
    Marvell Technology Group Ltd.*                    84,000          2,104,200
    Maxim Integrated Products, Inc.*                  45,200          2,088,692
    SanDisk Corp.*                                    88,500          1,815,135
    Teradyne, Inc.*                                   46,000          1,507,880
    Vitesse Semiconductor Corp.*                      48,400            706,640
    Xilinx, Inc.*                                     30,000          1,171,200
                                                                   ------------
                                                                   $ 27,448,614
-------------------------------------------------------------------------------
  Entertainment - 4.0%
    AOL Time Warner, Inc.*                            45,400       $  1,695,690
    Charter Communications, Inc.*                      2,500             50,500
    EchoStar Communications Corp.*                    68,470          1,928,115
    Gemstar-TV Guide International, Inc.*#            52,400          1,554,184
    Scientific Atlanta, Inc.                           8,600            176,644
                                                                   ------------
                                                                   $  5,405,133
-------------------------------------------------------------------------------
  Medical & Health Products - 2.2%
    Allergan, Inc.                                    24,100       $  1,741,225
    Applera Corp. - Applied Biosystems Group          49,450          1,236,745
                                                                   ------------
                                                                   $  2,977,970
-------------------------------------------------------------------------------
  Medical & Health Technology Services - 2.2%
    Genzyme Corp.*                                    51,000       $  2,888,640
-------------------------------------------------------------------------------
  Special Products & Services - 0.6%
    Harmonic, Inc.*                                   55,000       $    825,000
-------------------------------------------------------------------------------
  Telecommunications - 0.7%
    Advanced Fibre Communications, Inc.*              37,600       $    911,800
    WorldCom, Inc. (MCI Group)                            77                993
                                                                   ------------
                                                                   $    912,793
-------------------------------------------------------------------------------
  Telecom - Wireless - 3.9%
    American Tower Corp., "A"*                        88,200       $  1,276,254
    Comverse Technology, Inc.*#                      156,530          3,935,164
                                                                   ------------
                                                                   $  5,211,418
-------------------------------------------------------------------------------
  Telecom - Wireline
    WorldCom, Inc.*                                    1,925       $     24,756
-------------------------------------------------------------------------------
Total U.S. Stocks                                                  $126,008,552
-------------------------------------------------------------------------------
Foreign Stocks - 6.7%
  Canada - 0.7%
    Mitel Corp. (Telecommunications)*                 32,200       $    295,596
    Nortel Networks Corp. (Telecommunications)       109,300            684,218
                                                                   ------------
                                                                   $    979,814
-------------------------------------------------------------------------------
  Finland - 2.6%
    Nokia Corp., ADR (Telecommunications)            219,100       $  3,448,634
-------------------------------------------------------------------------------
  Germany - 1.0%
    SAP AG, ADR (Computer Software - Systems)          9,900       $  1,340,996
-------------------------------------------------------------------------------
  Israel - 1.1%
    Check Point Software Technologies Ltd. (Computer
      Software - Services)*                           45,729       $  1,462,870
-------------------------------------------------------------------------------
  Netherlands - 0.7%
    ASM International N.V. (Electronics)*             42,100       $    903,887
-------------------------------------------------------------------------------
  United Kingdom - 0.6%
    ARM Holdings PLC, ADR (Electronics)*              62,700       $    779,361
-------------------------------------------------------------------------------
Total Foreign Stocks                                               $  8,915,562
-------------------------------------------------------------------------------
Total Stocks (Identified Cost, $163,539,678)                       $134,924,114
-------------------------------------------------------------------------------

Warrants
-------------------------------------------------------------------------------
Business Services
    Sitara Networks, Inc.*+(+)
    (Identified Cost, $115)                          116,066       $        116
-------------------------------------------------------------------------------
Convertible Preferred Stock - 0.2%
-------------------------------------------------------------------------------
  Business Services - 0.2%
    Sitara Networks, Inc., "G"*+(+)
    (Identified Cost, $400,000)                       61,444       $    239,632
-------------------------------------------------------------------------------

Convertible Bond - 0.3%
-------------------------------------------------------------------------------
                                            PRINCIPAL AMOUNT
                                               (000 OMITTED)
-------------------------------------------------------------------------------
  Business Services - 0.3%
    Sitara Networks, Inc., 4.63s, 2002+(+)
      (Identified Cost, $375,000)                   $    375       $    375,000
-------------------------------------------------------------------------------
Total Investments (Identified Cost, $164,314,793)                  $135,538,862

Other Assets, Less Liabilities - (1.6)%                              (2,156,413)
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                $133,382,449
-------------------------------------------------------------------------------
  * Non-income producing security.
  + Restricted security.
(+) Security valued by or at the discretion of the Trustees.
  # Security or a portion of the security was pledged to cover collateral requirements for securities sold short. At the year end, the value of securities pledged amounted to $9,608,320. At the year end, the fund had no open short sales.

See notes to financial statements.

THIS IS FOR HIGHLIGHTS - 5 COLUMNS

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
-------------------------------------------------------------------------------
AUGUST 31, 2001
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $164,314,793)            $135,538,862
  Investments of cash collateral for securities loaned at
    identified cost and value                                        21,685,613
  Cash                                                                       99
  Foreign currency, at value (identified cost, $34)                          29
  Receivable for investments sold                                     9,077,182
  Receivable for fund shares sold                                       273,759
  Interest and dividends receivable                                      24,629
  Other assets                                                               37
                                                                   ------------
      Total assets                                                 $166,600,210
                                                                   ------------
Liabilities:
  Notes payable                                                    $    997,000
  Payable for investments purchased                                   9,857,710
  Payable for fund shares reacquired                                    657,322
  Collateral for securities loaned, at value                         21,685,613
  Payable to affiliates -
    Management fee                                                        2,721
    Shareholder servicing agent fee                                         430
    Distribution and service fee                                          2,313
  Accrued expenses and other liabilities                                 14,652
                                                                   ------------
      Total liabilities                                            $ 33,217,761
                                                                   ------------
Net assets                                                         $133,382,449
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $255,879,782
  Unrealized depreciation on investments and translation of
    assets and liabilities in foreign currencies                    (28,775,797)
  Accumulated net realized loss on investments and foreign
    currency transactions                                           (93,714,436)
  Accumulated net investment loss                                        (7,100)
                                                                   ------------
      Total                                                        $133,382,449
                                                                   ============
Shares of beneficial interest outstanding                           12,512,621
                                                                    ==========
Class A shares:
  Net asset value per share
    (net assets of $66,358,613 / 6,204,181 shares of
     beneficial interest outstanding)                                 $10.70
                                                                      ======
  Offering price per share (100 / 95.25 of NAV per share)             $11.23
                                                                      ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $44,368,832 / 4,181,215 shares of
     beneficial interest outstanding)                                 $10.61
                                                                      ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $17,297,758 / 1,630,649 shares of
     beneficial interest outstanding)                                 $10.61
                                                                      ======
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $5,357,246 / 496,576 shares of
     beneficial interest outstanding)                                 $10.79
                                                                      ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED AUGUST 31, 2001
-------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Interest                                                      $     841,404
    Dividends                                                           148,285
    Foreign taxes withheld                                               (7,516)
                                                                  -------------
      Total investment income                                     $     982,173
                                                                  -------------
  Expenses -
    Management fee                                                $   1,175,852
    Trustees' compensation                                               25,836
    Shareholder servicing agent fee                                     157,121
    Distribution and service fee (Class A)                              248,361
    Distribution and service fee (Class B)                              553,840
    Distribution and service fee (Class C)                              224,742
    Administrative fee                                                   22,198
    Custodian fee                                                        68,029
    Printing                                                             55,572
    Postage                                                              83,825
    Auditing fees                                                        30,417
    Legal fees                                                            7,762
    Miscellaneous                                                       253,499
                                                                  -------------
      Total expenses                                              $   2,907,054
    Fees paid indirectly                                                (24,727)
    Reduction of expenses by investment adviser                         (51,411)
                                                                  -------------
      Net expenses                                                $   2,830,916
                                                                  -------------
        Net investment loss                                       $  (1,848,743)
                                                                  -------------
Realized and unrealized gain (loss) on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                       $ (91,218,915)
    Foreign currency transactions                                        (1,942)
                                                                  -------------
      Net realized loss on investments and foreign currency
        transactions                                              $ (91,220,857)
                                                                  -------------
  Change in unrealized appreciation (depreciation)                         --
    Investments                                                   $ (57,013,913)
    Translation of assets and liabilities in foreign currencies             139
                                                                  -------------
      Net unrealized loss on investments and foreign
        currency translation                                      $ (57,013,774)
                                                                  -------------
        Net realized and unrealized loss on investments and
          foreign currency                                        $(148,234,631)
                                                                  -------------
          Decrease in net assets from operations                  $(150,083,374)
                                                                  =============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
----------------------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31,                                                      2001                       2000
----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                            $  (1,848,743)               $    (299,597)
  Net realized gain (loss) on investments and foreign
    currency transactions                                          (91,220,857)                   1,944,514
  Net unrealized gain (loss) on investments and foreign
    currency translation                                           (57,013,774)                  27,223,897
                                                                 -------------                -------------
    Increase (decrease) in net assets from operations            $(150,083,374)               $  28,868,814
                                                                 -------------                -------------
Distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions (Class A)                              $    (642,428)               $    (365,386)
  From net realized gain on investments and foreign
    currency transactions (Class B)                                   (485,607)                        --
  From net realized gain on investments and foreign
    currency transactions (Class C)                                   (229,243)                        --
  From net realized gain on investments and foreign
    currency transactions (Class I)                                    (86,052)                    (717,472)
  In excess of net realized gain on investments and
    foreign currency transactions (Class A)                         (1,110,760)                        --
  In excess of net realized gain on investments and
    foreign currency transactions (Class B)                           (839,616)                        --
  In excess of net realized gain on investments and
    foreign currency transactions (Class C)                           (396,363)                        --
  In excess of net realized gain on investments and
    foreign currency transactions (Class I)                           (148,783)                        --
  From paid-in capital (Class A)                                          (470)                        --
  From paid-in capital (Class B)                                          (356)                        --
  From paid-in capital (Class C)                                          (168)                        --
  From paid-in capital (Class I)                                           (63)                        --
                                                                 -------------                -------------
    Total distributions declared to shareholders                 $  (3,939,909)               $  (1,082,858)
                                                                 -------------                -------------
Net increase in net assets from fund share transactions          $ 152,552,949                $ 102,878,433
                                                                 -------------                -------------
      Total increase (decrease) in net assets                    $  (1,470,334)               $ 130,664,389
Net assets:
  At beginning of period                                           134,852,783                    4,188,394
                                                                 -------------                -------------
  At end of period (including accumulated net investment
    loss of $(7,100) and $0, respectively)                       $ 133,382,449                $ 134,852,783
                                                                 =============                =============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------
                                                                           YEAR ENDED AUGUST 31,                 PERIOD ENDED
                                                             -----------------------------------------------       AUGUST 31,
                                                             2001           2000          1999          1998            1997*
-----------------------------------------------------------------------------------------------------------------------------
                                                          CLASS A
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                     $ 28.03         $18.34        $11.49        $12.53           $10.00
                                                          -------         ------        ------        ------           ------
Income from investment operations# -
  Net investment income (loss)(S)                         $ (0.14)        $(0.17)       $(0.08)       $(0.03)          $ 0.84
  Net realized and unrealized gain (loss) on investments
    and foreign currency                                   (16.69)         14.44          7.44         (0.10)            1.69
                                                          -------         ------        ------        ------           ------
    Total from investment operations                      $(16.83)        $14.27        $ 7.36        $(0.13)          $ 2.53
                                                          -------         ------        ------        ------           ------
Less distributions declared to shareholders -
  From net investment income                              $  --           $ --          $ --          $(0.91)          $ --
  From net realized gain on investments and foreign
    currency transactions                                   (0.18)         (4.58)        (0.51)         --               --
  In excess of net realized gain on investments and
    foreign currency transactions                           (0.32)          --            --            --               --
  From paid-in capital                                       --  +++        --            --            --               --
                                                          -------         ------        ------        ------           ------
    Total distributions declared to shareholders          $ (0.50)        $(4.58)       $(0.51)       $(0.91)          $ --
                                                          -------         ------        ------        ------           ------
Net asset value - end of period                           $ 10.70         $28.03        $18.34        $11.49           $12.53
                                                          =======         ======        ======        ======           ======
Total return(+)                                            (61.02)%        87.93%        65.25%        (0.61)%          14.70%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                 1.52%          1.40%         1.17%         0.88%            1.40%+
  Net investment income (loss)                              (0.87)%        (0.81)%       (0.83)%       (0.19)%          10.73%+
Portfolio turnover                                            413%           294%          104%           29%             792%
Net assets at end of period (000 Omitted)                 $66,358        $57,382        $1,658        $1,045           $  882

  (S) Subject to reinbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.40% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income (loss) per share and the ratios would have been:
        Net investment income (loss)                       $(0.14)        $(0.27)       $(0.20)       $(0.21)          $ 0.73
        Ratios (to average net assets):
          Expenses##                                         1.55%          1.84%         2.42%         2.18%            2.77%+
          Net investment income (loss)                      (0.90)%        (1.25)%       (2.08)%       (1.49)%           9.36%+
  * For the period from the commencement of the fund's investment operations, January 2, 1997, through August 31, 1997.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED                PERIOD ENDED
                                                                AUGUST 31, 2001            AUGUST 31, 2000*
-----------------------------------------------------------------------------------------------------------
                                                                        CLASS B
-----------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                   $ 27.95                      $17.86
                                                                        -------                      ------
Income from investment operations# -
  Net investment loss(S)                                                $ (0.25)                     $(0.14)
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                                     (16.64)                      10.23
                                                                        -------                      ------
      Total from investment operations                                  $(16.89)                     $10.09
                                                                        -------                      ------
Less distributions declared to shareholders -
  From net realized gain on investments and foreign currency transactions
                                                                        $ (0.17)                     $ --
  In excess of net realized gain on investments and foreign
    currency transactions                                                 (0.28)                       --
  From paid-in capital                                                     --  +++                     --
                                                                        -------                      ------
    Total distributions declared to shareholders                        $ (0.45)                     $ --
                                                                        -------                      ------
Net asset value - end of period                                         $ 10.61                      $27.95
                                                                        =======                      ======
Total return                                                             (61.28)%                     56.49%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                               2.17%                       2.14%+
  Net investment loss                                                     (1.52)%                     (1.52)%+
Portfolio turnover                                                          413%                        294%
Net assets at end of period (000 Omitted)                               $44,369                     $48,845

  * Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.40% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been.
      Net investment loss                                                 $(0.25)                    $(0.18)
      Ratios (to average net assets):
        Expenses##                                                          2.20%                      2.58%+
        Net investment loss                                                (1.55)%                    (1.96)%+

  * For the period from the commencement of Class B shares, April 14, 2000, through August 31, 2000.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED                PERIOD ENDED
                                                                AUGUST 31, 2001            AUGUST 31, 2000*
-----------------------------------------------------------------------------------------------------------
                                                                        CLASS C
-----------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                   $ 27.95                      $17.86
                                                                        -------                      ------
Income from investment operations# -
  Net investment loss(S)                                                $ (0.25)                     $(0.15)
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                                     (16.64)                      10.24
                                                                        -------                      ------
      Total from investment operations                                  $(16.89)                     $10.09
                                                                        -------                      ------
Less distributions declared to shareholders -
  From net realized gain on investments and foreign currency transactions
                                                                        $ (0.17)                     $ --
  In excess of net realized gain on investments and foreign
    currency transactions                                                 (0.28)                       --
  From paid-in capital                                                     --  +++                     --
                                                                        -------                      ------
    Total distributions declared to shareholders                        $ (0.45)                     $ --
                                                                        -------                      ------
Net asset value - end of period                                         $ 10.61                      $27.95
                                                                        =======                      ======
Total return                                                             (61.27)%                     56.49%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                               2.17%                       2.14%+
  Net investment loss                                                     (1.52)%                     (1.52)%+
Portfolio turnover                                                          413%                        294%
Net assets at end of period (000 Omitted)                               $17,298                     $17,410

  * Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.40% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been.
      Net investment loss                                                 $(0.25)                    $(0.19)
      Ratios (to average net assets):
        Expenses##                                                          2.20%                      2.58%+
        Net investment loss                                                (1.55)%                    (1.96)%+
  * For the period from the commencement of Class C shares, April 14, 2000, through August 31, 2000.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ##Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
                                                                           YEAR ENDED AUGUST 31,                 PERIOD ENDED
                                                             -----------------------------------------------       AUGUST 31,
                                                             2001           2000          1999          1998            1997*
-----------------------------------------------------------------------------------------------------------------------------
                      CLASS I
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                     $ 28.08         $18.34        $11.50        $12.53           $10.00
                                                          -------         ------        ------        ------           ------
Income from investment operations# -
  Net investment income (loss)(S)                         $ (0.09)        $(0.12)       $(0.22)       $(0.02)          $ 1.05
  Net realized and unrealized gain (loss) on investments
    and foreign currency                                   (16.68)         14.44          7.57         (0.10)            1.48
                                                          -------         ------        ------        ------           ------
    Total from investment operations                      $(16.77)        $14.32        $ 7.35        $(0.12)          $ 2.53
                                                          -------         ------        ------        ------           ------
Less distributions declared to shareholders -
  From net investment income                              $  --           $ --          $ --          $(0.91)          $ --
  From net realized gain on investments and foreign
    currency transactions                                   (0.19)         (4.58)        (0.51)         --               --
  In excess of net realized gain on investments and
    foreign currency transactions                           (0.33)          --            --            --               --
  From paid-in capital                                     -- +++           --            --            --               --
                                                          -------         ------        ------        ------           ------
    Total distributions declared to shareholders          $ (0.52)        $(4.58)       $(0.51)       $(0.91)          $ --
                                                          -------         ------        ------        ------           ------
Net asset value - end of period                           $  0.79         $28.08        $18.34        $11.50           $12.53
                                                          =======         ======        ======        ======           ======
Total return                                               (60.69)%        88.31%        65.25%        (0.61)%          25.30%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                 1.17%          1.09%         1.17%         0.88%            1.41%+
  Net investment income (loss)                              (0.53)%        (0.57)%       (0.84)%       (0.18)%          13.11%+
Portfolio turnover                                            413%           294%          104%           29%             792%
Net assets at end of period (000 Omitted)                 $ 5,357         $11,216       $2,530        $1,796           $1,637

  (S) Subject to reinbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management fee. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.40% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income (loss) per share and the ratios would have been:
        Net investment income (loss)                       $(0.10)        $(0.21)       $(0.41)       $(0.20)          $ 0.98
        Ratios (to average net assets):
          Expenses##                                         1.20%          1.53%         1.92%         1.68%            2.28%+
          Net investment income (loss)                      (0.56)%        (1.01)%       (1.59)%       (0.98)%          12.24%+

  * For the period from the commencement of the fund's investment operations, January 2, 1997, through August 31, 1997.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Technology Fund (the fund) is a diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company "State Street", as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At August 31, 2001, the value of securities loaned was $20,831,337. These loans were collateralized by cash of $21,685,613 which was invested in the following short-term obligations:

                                                               IDENTIFIED COST
                                                        SHARES       AND VALUE
------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio        21,685,613     $21,685,613

Short Sales - The fund may enter into short sales. A short sale transaction involves selling a security which the fund does not own with the intent of purchasing it later at a lower price. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund must replace the borrowed security. Losses can exceed the proceeds from short sales and can be greater than losses from the actual purchase of a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, or interest the fund may be required to pay in connection with a short sale. Whenever the fund engages in short sales, its custodian segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. Management does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the period, the fund's custodian fees were reduced by $10,399 under this arrangement. The fund has entered into a directed brokerage agreement, under which the broker will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the period, the fund's custodian fees were reduced by $14,328 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund (trust, series) distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, derivatives, real estate investment trusts, defaulted bonds, capital losses, and amortization and accretion on debt securities.

During the year ended August 31, 2001, accumulated net investment loss decreased by $1,841,643, accumulated net realized loss on investments and foreign currency transactions decreased by $3,000, and paid-in capital decreased by $1,844,643 due to differences between book and tax accounting for currency transactions. In addition, $1,057 was designated a tax return of capital distribution. This change had no effect on the net assets or net asset value per share.

At August 31, 2001, the fund, for federal income tax purposes, had a capital loss carryforward of $846,285 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on August 31, 2009.

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the fund's average daily net assets.

The fund has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the fund's operating expenses, exclusive of management, distribution, and service fees. The fund in turn will pay MFS an expense reimbursement fee not greater than 0.40% of average daily net assets. To the extent that the expense reimbursement fee exceeds the fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At August 31, 2001, aggregate unreimbursed expenses amounted to $148,159.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $7,100 for the year ended August 31, 2001.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $191,211 for the year ended August 31, 2001, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $12,548 for the year ended August 31, 2001. Fees incurred under the distribution plan during the year ended August 31, 2001, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $243 and $243 for Class B and Class C shares, respectively, for the year ended August 31, 2001. Fees incurred under the distribution plan during the year ended August 31, 2001 were 1.00% and 1.00% of average daily net assets attributable to Class B and Class C shares, respectively, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended August 31, 2001, were $3,924, $102,985, and $11,889 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $749,075,351 and $581,688,288, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $207,884,943
                                                                 ------------
Gross unrealized depreciation                                    $(77,624,226)
Gross unrealized appreciation                                       5,278,145
                                                                 ------------
    Net unrealized depreciation                                  $(72,346,081)
                                                                 ============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                         YEAR ENDED AUGUST 31, 2001          YEAR ENDED AUGUST 31, 2000
                                     ------------------------------       -----------------------------
                                          SHARES             AMOUNT           SHARES             AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                            8,315,725       $140,885,001        2,215,365       $ 49,986,417
Shares issued to shareholders in
  reinvestment of distributions           72,866          1,629,892           19,510            389,908
Shares reacquired                     (4,231,703)       (64,418,423)        (278,006)        (6,321,480)
                                      ----------       ------------       ----------       ------------
    Net increase                       4,156,888       $ 78,096,470        1,956,869       $ 44,054,845
                                      ==========       ============       ==========       ============

Class B shares
                                         YEAR ENDED AUGUST 31, 2001        PERIOD ENDED AUGUST 31, 2000*
                                     ------------------------------       -----------------------------
                                          SHARES             AMOUNT           SHARES             AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                            3,852,523       $ 71,494,408        1,883,799       $ 42,188,410
Shares issued to shareholders in
  reinvestment of distributions           56,809          1,267,228            --                --
Shares reacquired                     (1,475,513)       (22,710,576)        (136,403)        (3,055,036)
                                      ----------       ------------       ----------       ------------
    Net increase                       2,433,819       $ 50,051,060        1,747,396       $ 39,133,374
                                      ==========       ============       ==========       ============

Class C shares
                                         YEAR ENDED AUGUST 31, 2001        PERIOD ENDED AUGUST 31, 2000*
                                     ------------------------------       -----------------------------
                                          SHARES             AMOUNT           SHARES             AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                            2,304,618       $ 43,557,244          978,355       $ 21,738,618
Shares issued to shareholders in
  reinvestment of distributions           24,398            544,326            --                --
Shares reacquired                     (1,321,221)       (21,645,037)        (355,501)        (7,932,714)
                                      ----------       ------------       ----------       ------------
    Net increase                       1,007,795       $ 22,456,533          622,854       $ 13,805,904
                                      ==========       ============       ==========       ============

Class I shares
                                         YEAR ENDED AUGUST 31, 2001          YEAR ENDED AUGUST 31, 2000
                                     ------------------------------       -----------------------------
                                          SHARES             AMOUNT           SHARES             AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                              267,519       $  4,756,474          525,832       $ 11,818,172
Shares issued to shareholders in
  reinvestment of distributions           10,437            234,935           36,180            717,449
Shares reacquired                       (180,715)        (3,042,523)        (300,660)        (6,651,311)
                                      ----------       ------------       ----------       ------------
    Net increase                          97,241       $  1,948,886          261,352       $  5,884,310
                                      ==========       ============       ==========       ============
* For the period from the inception of Class B and C shares, April 14, 2000, through August 31, 2000.

(6) Line of Credit
The fund and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. A commitment fee of $1,764 which is based on the average daily unused portion of the line of credit is included in miscellaneous expense. The fund had no significant borrowings during the year.

(7) Restricted Securities
The fund may invest not more than 15% of its total assets in securities which are subject to legal or contractual restrictions on resale. At August 31, 2001, the fund owned the following restricted securities, excluding securities issued under Rule 144A, constituting 0.46% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith at the direction of the Trustees.

                                                SHARE/
                                  DATE OF    PRINCIPAL
DESCRIPTION                   ACQUISITION       AMOUNT         COST       VALUE
-------------------------------------------------------------------------------
Sitara Networks, Inc.             7/03/01      116,066     $    115    $    116
Sitara Networks, Inc., "G"        6/14/00       61,444     $400,000    $239,632
Sitara Networks, Inc.,
  4.63s, 2002                     4/27/01      375,000     $375,000    $375,000

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees of the MFS Series Trust I and the Shareholders of MFS Technology Fund:

We have audited the accompanying statement of assets and liabilities of MFS Technology Fund (the Fund), including the schedule of portfolio investments, as of August 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned at August 31, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Technology Fund at August 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                                   /s/ ERNST & YOUNG LLP
Boston, Massachusetts
October 5, 2001

-------------------------------------------------------------------------------
   FEDERAL TAX INFORMATION
-------------------------------------------------------------------------------

   IN JANUARY 2002, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 2001.

   THE FUND HAS DESIGNATED $1,545,112 AS A CAPITAL GAIN DIVIDEND FOR THE YEAR ENDED AUGUST 31, 2001.

   FOR THE YEAR ENDED AUGUST 31, 2001, THE AMOUNT OF DISTRIBUTIONS FROM INCOME ELIGIBLE FOR THE 70% DIVIDENDS RECEIVED DEDUCTION FOR
   CORPORATIONS IS 0.44%.

-------------------------------------------------------------------------------

MFS(R) TECHNOLOGY FUND

TRUSTEES                                                 ASSISTANT TREASURERS
Marshall N. Cohan+ - Private Investor                    Mark E. Bradley*
                                                         Robert R. Flaherty*
Lawrence H. Cohn, M.D.+ - Chief of Cardiac               Laura F. Healy*
Surgery, Brigham and Women's Hospital;                   Ellen Moynihan*
Professor of Surgery, Harvard Medical School
                                                         SECRETARY
The Hon. Sir J. David Gibbons, KBE+ - Chief              Stephen E. Cavan*
Executive Officer, Edmund Gibbons Ltd.;
Chairman, Colonial Insurance Company, Ltd.               ASSISTANT SECRETARY
                                                         James R. Bordewick, Jr.*
Abby M. O'Neill+ - Private Investor
                                                         CUSTODIAN
Walter E. Robb, III+ - Principal, Robb                   State Street Bank and Trust Company
Associates (corporate financial consultants);
President, Benchmark Consulting Group, Inc.              AUDITORS
(office services)                                        Ernst & Young LLP

Arnold D. Scott* - Senior Executive Vice                 INVESTOR INFORMATION
President and Director, MFS Investment                   For information on MFS mutual funds, call your
Management                                               investment professional or, for an information
                                                         kit, call toll free: 1-800-637-2929 any
Jeffrey L. Shames* - Chairman and Chief                  business day from 9 a.m. to 5 p.m. Eastern time
Executive Officer, MFS Investment Management             (or leave a message anytime).

J. Dale Sherratt+ - President, Insight                   INVESTOR SERVICE
Resources, Inc. (acquisition planning                    MFS Service Center, Inc.
specialists)                                             P.O. Box 2281
                                                         Boston, MA 02107-9906
Ward Smith+ - Private Investor
                                                         For general information, call toll free:
INVESTMENT ADVISER                                       1-800-225-2606 any business day from 8 a.m. to
Massachusetts Financial Services Company                 8 p.m. Eastern time.
500 Boylston Street
Boston, MA 02116-3741                                    For service to speech- or hearing-impaired
                                                         individuals, call toll free: 1-800-637-6576 any
DISTRIBUTOR                                              business day from 9 a.m. to 5 p.m. Eastern
MFS Fund Distributors, Inc.                              time. (To use this service, your phone must be
500 Boylston Street                                      equipped with a Telecommunications Device for
Boston, MA 02116-3741                                    the Deaf.)

CHAIRMAN AND PRESIDENT                                   For share prices, account balances, exchanges,
Jeffrey L. Shames*                                       or stock and bond outlooks, call toll free:
                                                         1-800-MFS-TALK (1-800-637-8255) anytime from a
PORTFOLIO MANAGER                                        touch-tone telephone.
David E. Sette-Ducati*
                                                         WORLD WIDE WEB
TREASURER                                                www.mfs.com
James O. Yost*

MFS(R) TECHNOLOGY FUND                                          -------------
                                                                  PRSRT STD
[logo] M F S(R)                                                 U. S. POSTAGE
INVESTMENT MANAGEMENT                                               PAID
                                                                     MFS
500 Boylston Street                                             -------------
Boston, MA 02116-3741

(C)2001 MFS Investment Management (R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.

                                               MTF-2 10/01  47M  98/298/398/898